Execution Version

TENTH AMENDMENT TO
CREDIT AGREEMENT
dated as of
March 27, 2015
among
PETROQUEST ENERGY, INC.,
as Parent,
PETROQUEST ENERGY, L.L.C.,
as Borrower,
JPMORGAN CHASE BANK, N.A.,
as Administrative Agent,
and
The Lenders Party Hereto
____________________________
WELLS FARGO BANK, N.A.,
as Syndication Agent,
and

CAPITAL ONE, N.A.,
as Documentation Agent
____________________________
J.P. MORGAN SECURITIES LLC,
as Lead Arranger

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TENTH AMENDMENT TO CREDIT AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT (this “Tenth Amendment”) dated as of March 27, 2015, is among PETROQUEST ENERGY, INC., a Delaware corporation, as the Parent, PETROQUEST ENERGY, L.L.C., a Louisiana limited liability company, as the Borrower, JPMORGAN CHASE BANK, N.A., as Administrative Agent, and the Lenders party hereto.
R E C I T A L S
WHEREAS, the Parent, the Borrower, Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 2, 2008, as amended by that certain First Amendment to Credit Agreement dated as of March 24, 2009, that certain Second Amendment to Credit Agreement dated as of September 30, 2009, that certain Third Amendment to Credit Agreement dated as of August 5, 2010, that certain Fourth Amendment to Credit Agreement dated as of October 3, 2011, that certain Fifth Amendment to Credit Agreement dated as of March 29, 2013, that certain Sixth Amendment to Credit Agreement dated as of June 19, 2013, that certain Seventh Amendment to Credit Agreement dated as of March 31, 2014, that certain Eighth Amendment to Credit Agreement dated as of September 29, 2014 and that certain Ninth Amendment to Credit Agreement dated as of February 26, 2015 (as otherwise amended, restated, supplemented or modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans to and extensions of credit for the account of the Borrower; and
WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as more particularly set forth herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein (including, without limitation, in the preamble and recitals) but not otherwise defined herein has the meaning given such term in the Credit Agreement, including, to the extent the context so requires, after giving effect to the amendments to the Credit Agreement contained in this Tenth Amendment. Unless otherwise indicated, all article and section references in this Tenth Amendment refer to articles and sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Tenth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended effective as of the Tenth Amendment Effective Date (as defined below) in the manner provided in this Section 2.
2.1    Amendments to Section 1.02.
(a)    The definition of “Agreement” is hereby amended and restated in its entirety to read in full as follows:
“Agreement” means this Credit Agreement, as amended by the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment and the Tenth Amendment as the same may from time to time be further amended, modified, supplemented or restated.

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(b)    The following definition is added where alphabetically appropriate:
“Tenth Amendment” means the Tenth Amendment to Credit Agreement dated as of March 27, 2015 among the Parent, the Borrower, the Administrative Agent, and the Lenders party thereto.
2.2    Amendment to Section 9.01.    Section 9.01 of the Credit Agreement is hereby amended to restate subsection (b) in its entirety to read in full as follows:
(b)    Current Ratio. The Parent will not permit its ratio of (i) consolidated current assets (including the unused amount of the total Commitments, but excluding non-cash assets under ASC 815) to (ii) consolidated current liabilities (excluding non-cash obligations under ASC 815 and ASC 410) as of the last day of the fiscal quarters ending March 31, 2015 and June 30, 2015, to be less than 0.75 to 1.0, and as of the last day of any fiscal quarter ending thereafter, to be less than 1.0 to 1.0.
Section 3.    Borrowing Base.

3.1    Redetermination of Borrowing Base. The Lenders party hereto hereby agree that for the period from and including the Tenth Amendment Effective Date, but until the next Redetermination Date, the amount of the Borrowing Base shall be decreased to $190,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Section 8.13(c), Section 8.16 and Section 9.12(d) of the Credit Agreement. The Lenders party hereto, the Borrower and the Parent agree that the redetermination provided for in this Section 3.1 shall constitute the Scheduled Redetermination of the Borrowing Base scheduled for on or about March 31, 2015.

3.2    Irrevocable Election of Interim Redetermination. The Borrower and the Administrative Agent, at the direction of the Lenders party hereto, hereby each irrevocably elect to cause the Borrowing Base to be redetermined on July 1, 2015 (or such date promptly thereafter as reasonably practicable), and such redetermination provided for in this Section 3.2 shall constitute an additional Interim Redetermination of the Borrowing Base for the purposes of the Credit Agreement, in addition to those permitted under Section 2.07(b) of the Credit Agreement.

Section 4.    Conditions Precedent. The amendments to the Credit Agreement contained in Section 2 hereof shall each be effective on the date (the “Tenth Amendment Effective Date”) that each of the following conditions precedent is satisfied or waived in accordance with Section 12.02 of the Credit Agreement:
4.1    Counterparts. Administrative Agent shall have received from the Required Lenders, the Borrower and each Guarantor, counterparts (in such number as may be requested by Administrative Agent) of this Tenth Amendment signed on behalf of such Persons.
4.2    Fees and Expenses. The Borrower shall have paid to Administrative Agent any and all fees and expenses payable to Administrative Agent or the Lenders pursuant to or in connection with this Tenth Amendment.
4.3    Security Instrument. Administrative Agent shall have received such duly executed mortgages (including any amendments to mortgages) duly executed and delivered by Borrower and its Subsidiaries (as applicable), together with such other assignments, conveyances, amendments, agreements, and other writings including, without limitation, UCC-1 financing statements, and tax affidavits, if any, required so that Administrative Agent is reasonably satisfied that the mortgages

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(including any amendments to mortgages and mortgages previously delivered) create first priority, perfected Liens (subject only to Excepted Liens, but subject to the provisos at the end of such definition) on Oil and Gas Properties comprising at least 80% of the total value of the Oil and Gas Properties evaluated in the most recently completed Reserve Report as required by Section 8.14(a) of the Credit Agreement for the purposes of establishing the Borrowing Base pursuant to Section 3 hereof.
4.4    Other Documents. Administrative Agent shall have received such other documents as Administrative Agent or counsel to Administrative Agent may reasonably request.
4.5    No Default/No Event of Default/No Borrowing Base Deficiency. No Default, Event of Default or Borrowing Base Deficiency shall have occurred and be continuing.
Administrative Agent is hereby authorized and directed to declare this Tenth Amendment to be effective when it has received documents confirming or certifying, to the satisfaction of Administrative Agent, compliance with the conditions set forth in this Section 4. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Miscellaneous.
5.1    Confirmation. The provisions of the Credit Agreement, as amended by this Tenth Amendment, shall remain in full force and effect following the effectiveness of this Tenth Amendment.
5.2    Ratification and Affirmation; Representations and Warranties. Each of the Borrower and each Guarantor hereby (a) ratifies and affirms its respective obligations under, and acknowledges, renews and extends its respective continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein and (b) represents and warrants to the Lenders that, as of the date hereof, after giving effect to the terms of this Tenth Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct, except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct as of such specified earlier date, (ii) no Default has occurred and is continuing and (iii) no Material Adverse Effect has occurred.
5.3    Loan Document. This Tenth Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.
5.4    Counterparts. This Tenth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Tenth Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
5.5    NO ORAL AGREEMENT. THIS TENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS AND ANY SEPARATE LETTER AGREEMENTS WITH RESPECT TO FEES PAYABLE TO ADMINISTRATIVE AGENT CONSTITUTE THE ENTIRE CONTRACT AMONG THE PARTIES RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PREVIOUS AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF AND THEREOF. THIS TENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER

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LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
5.6    GOVERNING LAW. THIS TENTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.
5.7    Payment of Expenses. The Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Tenth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.
5.8    Severability. Any provision of this Tenth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
5.9    Successors and Assigns. This Tenth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Tenth Amendment to be duly executed as of the date first written above.

BORROWER:    PETROQUEST ENERGY, L.L.C.
/s/ J. Bond Clement__________________________
J. Bond Clement
Executive Vice President, Chief Financial Officer
and Treasurer

PARENT:    PETROQUEST ENERGY, INC.
/s/ J. Bond Clement__________________________
J. Bond Clement
Executive Vice President, Chief Financial Officer
and Treasurer

GUARANTOR:    TDC ENERGY LLC
/s/ J. Bond Clement__________________________
J. Bond Clement
Executive Vice President, Chief Financial Officer
and Treasurer

[SIGNATURE PAGE TO PETROQUEST TENTH AMENDMENT]

ADMINISTRATIVE AGENT:    JPMORGAN CHASE BANK, N.A.

AND LENDER	individually, as a Lender, as Administrative Agent and as Issuing Bank

By: /s/ Jo Linda Papadakis__________________
Jo Linda Papadakis
Authorized Officer

[SIGNATURE PAGE TO PETROQUEST TENTH AMENDMENT]

LENDER:                    WELLS FARGO BANK, N.A.

By: /s/ Brett Steele__________________________
Name: Brett Steele
Title: Vice President

[SIGNATURE PAGE TO PETROQUEST TENTH AMENDMENT]

LENDER:                    CAPITAL ONE, N.A.

By: /s/ Christopher Kuna    __________________
Name: Christopher Kuna
Title: Vice President

[SIGNATURE PAGE TO PETROQUEST TENTH AMENDMENT]

LENDER:    IBERIABANK
By: /s/ W. Bryan Chapman____________________
Name: W. Bryan Chapman
Title: Executive Vice President

[SIGNATURE PAGE TO PETROQUEST TENTH AMENDMENT]

LENDER:                    BANK OF AMERICA, N.A.

By: /s/ Raza Jafferi
Name: Raza Jafferi
Title: Vice President

[SIGNATURE PAGE TO PETROQUEST TENTH AMENDMENT]

LENDER:                    THE BANK OF NOVA SCOTIA

By: /s/ Alan Dawson            ___________
Name: Alan Dawson
Title: Director

[SIGNATURE PAGE TO PETROQUEST TENTH AMENDMENT]